SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             ----------

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 11, 2000


                   LIFE MEDICAL TECHNOLOGIES, INC.
         (Exact name of registrant as specified in charter)

DELAWARE                      33-26787-D          87-03403828

(State or other jurisdiction  (Commission    (IRS employer
of incorporation)             file number)   identification no.)


                        1187 South 1480 West
                           Orem, Utah 84058
               (Address of Principal Executive Offices)

Registrant's telephone number, including area code (435) 374-2888


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

     Pursuant to an intended acquisition, the Company changed its name from Life Medical Technologies, Inc. to I-SIM International Corporation and changed its symbol to ISIM. Subsequently, the Company changed its name back to Life Medical Technologies, Inc. and obtained the trading symbol LFMD.

     Effective May 11, 2000, the Company acquired all the of equity of Virtual Market Solutions.com, Inc., which is a privately-held
Nevada corporation doing business as iBonZai.com ("iBonZai").

     As a result of the acquisition, iBonZai became a wholly-owned subsidiary of the Company. Pursuant to the transaction, the two shareholders of iBonZai were issued an aggregate of 9,250,000 shares of common stock and became the controlling shareholders of the Company.

     iBonzai is an Internet Service Provider (ISP) which currently has approximately 4,637 subscribers. A total of 4,500,000 of the shares issued to iBonZai shareholders are subject to divestiture if iBonZai does not obtain 200,000 subscribers within the next year.

     As a result of the transaction, the following persons are now serving as officers or directors of the Company:

     Scott R. Hoskings, President/CEO

     Mr. Hosking attended the University of Utah from 1979 to 1981. He left college for a career in his family's aviation business. After three years with the family company, Mr. Hosking made the decision to leave and pursue aviation consulting opportunities. During this time he assisted in creating two of the top air show acts in the world.

     Subsequently, in 1985, Mr. Hosing moved to Mexico to expand his base, and pursue international opportunities. With tourism as the focus, this enterprise grew into a network of companies that grossed over $55 million per year. Interests included, tourist ground operations, import-export, brokering hotel rooms and opening the first Domino's Pizza south of the border.

     In 1994, Mr. Hosking returned to the United States where his children could enjoy increased educational opportunities. Upon returning to United States, he worked as a management and marketing consultant to several businesses in the United States and Mexico. In 1998 Mr. Hosking developed the business model of iBonZai and incorporated iBonZai.com, Inc. in 1999.

     Mr. Hosking has served on the teaching staff at Weber State and the College of Eastern Utah and lectured at 12 other colleges where he demonstrated and proved an economic model called MoneyMax. He was invited by numerous universities throughout the western United States to lecture on this model.

          Dwight B. Williams, Director and Secretary/Treasurer.

     Dwight B. Williams is a shareholder in the Salt Lake City,
     Utah law firm of Mackey Price & Williams.

     Mr. Williams attended Stanford University and the University of Utah, from which he graduated magna cum laude, Phi Kappa
     Phi in 1967 with a Bachelor of Arts degree in Political
     Science. He received his Juris Doctorate degree from California University in 1970.

     Upon graduation from law school, Mr. Williams practiced in New York City with the law firm of Chadbourne, Parke, Whiteside and Wolff. Following military duty as an intelligence officer, Mr. Williams returned to Salt Lake City, Utah, where he joined the law firm of Van Cott, Bagley, Cornwall & McCarthy from 1971 to 1974. He later became a partner with the Salt Lake City law firm of Kirton, McConkie & Bushnell. Mr. Williams also served as an adjunct professor of Business Law at the University of Utah College of Business from 1974 to 1979. From 1985 to 1988 he was President of the Catania and then Italy Rome Mission for the Church of Jesus Christ of Latter-Day Saints.

     Mr. Williams' law practice is concentrated in international business law. He is the past president of the Utah World
     Trade Association and of the International Visitors -based National Council for International Visitors from
     1993 to 1995. Mr. Williams served six years as a member of the Utah District Export Council and three years as Honorary
     Consul of Belgium for Utah.

     Mr. Williams is a member of the Utah State Bar, serving as Chairman of the International Law Section from 1983 to 1984.
     In addition, he was a member of the International Bar
     Association Committee on Investment Companies from 1976 to
     1985.

     Mr. Williams speaks German, Italian and French, and has reading capabilities in Spanish and Portuguese.



ITEM 5. OTHER EVENTS

     Effective May 11, 2000 the Company completed the acquisition of Virtual Market Solutions.com, Inc.

     Additionally, investors have converted $500,000 in financing to options to purchase one million restricted shares of common stock at $5 per share, one million at $10, and one million at $15. As a result of the Company's acquisition, the Company currently has 13,990,000 shares issued an outstanding.

     The Company has changed its name to iBonZai.com, Inc. and obtained the trading symbol IBZI on the OTC Bulletin Board.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

          The required financial statements will be filed by amendment not later than 60 days after the date that this report must be filed.

          The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIFE MEDICAL TECHNOLOGIES, INC.



Date: May 14, 2000                 By:   /s/ Scott Hosking


                                   ScottHosking,  President/CEO

                          INDEX TO EXHIBITS



Exhibit
  No.          Exhibit

2         Acquisition Agreement dated May 11, 2000 between Life
          Medical Technologies, Inc. and Virtual Market
          Solutions.com, Inc.



                        ACQUISITION AGREEMENT

     This Agreement is entered into by, between and among Life Medical Technologies, Inc., a corporation organized under the laws of the State of Delaware (hereinafter the "Purchaser"), and the equity owners ("the Shareholders") of Virtual Market Solutions.com, Inc., a Nevada corporation (hereinafter "the Company").

                             WITNESSETH:

     WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to sell, all of the outstanding equity ownership of the Company in exchange for common stock of the Purchaser;

     NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

                              ARTICLE I
           SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

1. a. On the closing date the Shareholders shall transfer to Purchaser certificates representing the equity of the Company described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding Shares of the Company. Such certificates shall be duly endorsed in blank by Shareholders or accompanied by duly executed certificate powers in blank with signatures guaranteed. Alternatively, the Shareholders may assign their rights to the Shares if the Shares have not been physically issued in the form of certificates.

     b. In exchange for the transfer of the equity of the Company pursuant to sub-section hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the equity of the Company to it by the Shareholders, or rights thereto, issue and deliver to the Shareholders nine million two hundred and fifty thousand (9,250,000) Shares of the Purchaser in accordance with Schedule "B" hereof. A total of four million five hundred thousand (4,500,000) of the shares issued pursuant to this Agreement shall be subject to divestiture and cancellation if the Company does not obtain 200,000 registered subscribers within twelve months of the date of the Acquisition.

2. The parties intend that this acquisition and exchange of equity is to be an exchange/transaction pursuant to Section
368(a)(1)(b) of the Internal Revenue Code of the United States.

                             ARTICLE II
            REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     2.01 Ownership of Equity.

          Shareholders are the record owners and holders of the number of fully paid and non-assessable Shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such Shares of the Company until the delivery thereof to the Purchaser on the closing date and all such Shares are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their Shares of the Company in accordance with the terms hereof.

                             ARTICLE III
        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS
SHAREHOLDERS

     3.01 Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the Shares of the Company owned by its Shareholders.

     3.02 Organization and Authority.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (b) The outstanding Shares of the Company are legally and validly issued, fully paid and non-assessable.

          (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation.

          (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the Shareholders and the Managers
(and any committee thereof) of the Company.

          (e) The minutes and books of the company contains a list of the directors, officers, and Shareholders of Company and copies of the Articles of Incorporation and Bylaws currently in effect of the Company.

          (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders or the Board of the Directors of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (g) The authorized capital of the Company is fifty million (50,000,000) shares of $.001 par value stock, of which nine million two hundred and fifty thousand (9,250,000) shares shall are issued and outstanding at the time of the acquisition and 10,000,000 shares, $.001 par value preferred stock, none of which have been issued. There are no other options, warrants, or rights to equity other than what is outstanding.

     3.03 Financials.

          (a) Audited financial statements (hereafter "financial statements") of the Company, as of December 31, 1999, will be delivered by the Company to the Purchaser within 21 days. The Financial Statements are accurate and constitute a fair representation of the financial condition of the Company as of its date and for the periods covered. The Shareholders represent and warrant that at the time of the Acquisition the Company shall have no debt and shall have $250,000 in liquid assets.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.
          (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

          (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed herein, there will not have been any material negative change in the financial position or assets of the Company.

     3.05 Liabilities. There are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed herein. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed herein. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabili-

ties, except in the normal course of business of the Company, except as disclosed herein.

     3.06 Taxes. All federal, state, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.07 Accuracy of All Statements Made by The Company. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.


                              ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants as follows:

     4.01 Organization and Authority.

     The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (a) The outstanding Shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

          (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

          (c) The minute book of the Purchaser made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

          (d) The corporate records contain a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

          (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (f) The authorized capital stock of the Purchaser is one hundred and fifty million (150,000,000) shares of common stock, $.001 par value, of which approximately four million seven hundred forty thousand (4,740,000) shares of such stock will be issued and outstanding at the time of closing (exclusive of the shares issued pursuant to the acquisition).
The Purchaser also has authorized, but unissued, five million (5,000,000) shares, par value $.001, preferred stock. Other than the following, there are no other options, warrants, or rights to equity outstanding:

          1 million shares at    $5.00
          1 million shares at $ 10.00
          1 million shares at $ 15.00

     4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contem-

plated hereby have been authorized by the board of directors of Purchaser.

     4.03 Financials.

          (a) True copies of the financial statements of the Purchaser as of December 31, 1999 have been delivered to the Company. The statements have been examined and certified by certified public accountants. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

     4.04 Changes Since Audit Date. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

     4.05 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     4.06 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and non-assessable.

     4.07 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

     4.08 Securities Matters. The Purchaser is not aware of any formal or informal investigation of the Purchaser or its securities by any governmental or non-governmental regulatory agency.

                              ARTICLE V
                      COVENANTS OF SHAREHOLDERS

     5.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to its affairs and business of the Company as Purchaser may reasonably request.

     5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

     5.03 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Company, the Shareholders, and their affiliates, will take all steps necessary to ensure that for a period of eighteen months:

          A) there shall be no reverse split of the Company's common stock;

          B) that the assets of the Company shall remain in the Company as part of its business operations;

          C) that the Company will not issue shares for any consideration less than $3 per share. Not withstanding the foregoing, the Company shall be permitted to issue shares in order to acquire assets, attract and retain key employees and create strategic alliances on terms which the Board of Directors of the Company shall deem to be in the best interests of the Company.

                              ARTICLE VI
           CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

     6.01 Truth of Representations and Warranties.  The represen-

tations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     6.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

     6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     6.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     6.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

     6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

     6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article.

                             ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE COMPANY AND SHAREHOLDERS

     Each and every obligation of the Company and Shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     7.01 Truth of Representations and Warranties.  The represen-

tations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

     7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

     7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

     7.06 Accuracy of Financial Statements.  The Company and the
Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

     7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article.


                             ARTICLE VIII
                           INDEMNIFICATION

     The Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein, and any claims arising from the operations of the Company prior to the closing date. Purchaser shall indemnify and hold the Company and Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

                              ARTICLE IX
                       SECURITY ACT PROVISIONS

     9.1 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transac-

tion which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     9.02      Notice of Limitation Upon Disposition.  Each Share-

holder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

     9.03  Limited Public Market for Common Shares.  Each
Shareholder acknowledges that the common shares being issued pursuant to this agreement currently has a limited public market in which the shares may be liquidated and there is no assurance that such public market will grow or develop.

                              ARTICLE X
                               CLOSING

     10.01 Time. The closing of this transaction ("closing") shall be effective 11th day of May, 2000. Such date is referred to in this agreement as the "closing date." Provided, however, that additional documents necessary to complete the transaction may be executed and provided subsequent to the closing date.

     10.02 Documents To Be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

          (a) Certificates or assignments for all Shares of ownership of the Company in the manner and form required by sub-
section 1.01 hereof.

          (b) A certificate signed by the Management of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

          (c) A copy of the Bylaws of the Company certified by its secretary and a copy of the Articles of Incorporation of the Company certified by the secretary of state.

          (d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

          (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

     10.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

          (a) Certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

          (b) A certified copy of the duly adopted resolutions of the Board of Directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

                              ARTICLE XI
                     TERMINATION AND ABANDONMENT

     This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

          (a) By mutual consent of Purchaser, the Company and the Shareholders;

          (b) By Purchaser if any of the conditions provided for in Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

          (c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.




                             ARTICLE XII
                            MISCELLANEOUS

     12.01 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a) If to The Company or its Shareholders, to Scott Hosking, President, Virtual Market Solutions.com, Inc. at 1187 South 1480 West, Orem, UT 84058, or to such other person and place as the Company and its Shareholders shall furnish to Purchaser in writing, with a copy to Dwight B. Williams.

          (b)  If to Purchaser, to Nathan W. Drage, Esq. at 6975
South Union Park Center, Suite 600, Midvale, Utah 84047, or to such other person and place as Purchaser shall furnish to Company in writing.

     12.02 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

     12.03 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah, United States of America.

     12.04 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     12.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     12.06 Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Utah, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

     12.07 Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

     12.08 Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Utah. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Utah and in no other place.

     12.09 Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     12.10 No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

     12.11 Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Utah.

     12.12 Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

     12.13 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

     12.14 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transac-

tion(s) contemplated herein.

     12.15 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     12.16     Headings.  The descriptive headings of the various
Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     12.17 Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement effective the 8th day of June, 2000.

                         LIFE MEDICAL TECHNOLOGIES, INC.




                         By:
                              ___________________________________
                              President



Company:                 VIRTUAL MARKET SOLUTIONS.COM, INC.


                         By:

                              Scott Hosking, President
SHAREHOLDERS:


____________________________            ________________________


____________________________            ________________________




                             SCHEDULE  A

     List of those persons to sell shares of Virtual Market
Solutions.com, Inc. pursuant to the Acquisition Agreement.

Name                                    Shares To Be Purchased
Scott Hosking                           6,412,500
Dwight B. Williams                        337,500







       Total                            6,750,000


                             SCHEDULE  B

     List of those persons to receive shares of Life Medical
Technologies, Inc. pursuant to the Acquisition Agreement.


Name                                    Shares To Be Issued
Scott Hosking                            8,787,500
Dwight B. Williams                         462,500







       Total                            9,250,000



                     CERTIFICATE OF SHAREHOLDERS
                                  OF
                  VIRTUAL MARKET SOLUTIONS.COM, INC.


     Each of the undersigned shareholders (the "Shareholders") of Virtual Market Solutions.com, Inc., a Nevada corporation (the
"Company") represents that they have performed all of the obliga-

tions to be preformed by them on or before the Closing under the Acquisition Agreement by and among Life Medical Technologies, Inc. a Nevada corporation, the Company and Shareholders and that they have clear and unencumbered title and ownership to the shares of the Company.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands effective the 8th day of June, 2000.


     ____________________________

____________________________  ____________________________







                             CERTIFICATE
                                  OF
                  VIRTUAL MARKET SOLUTIONS.COM, INC.



     The undersigned, Scott Hosking, hereby certifies that he is the CEO of Virtual Market Solutions.com, Inc. (the "Company"), and further certifies as follows:

     1. That the representations and warranties of the Company contained in the Acquisition Agreement (the "Agreement") by and among Life Medical Technologies, Inc., the Company and the
Shareholders of the Company, are true and correct at and as of the date hereof.

     2. The obligations and covenants of the Company to be performed and observed on or before the Closing as defined in the Agreement, have been duly performed and observed.

     3. Except as otherwise disclosed in the Agreement, there has not occurred since the date thereof any adverse change in the business, condition (financial or otherwise), assets or liabilities of the Company or any event or condition of any character adversely affecting the Company.

     IN WITNESS WHEREOF, the undersigned have signed effective the 8th day of June, 2000.

VIRTUAL MARKET SOLUTIONS.COM, INC.


By:

      Scott Hosking, CEO


By:

      Secretary









                             CERTIFICATE
                                  OF
                   LIFE MEDICAL TECHNOLOGIES, INC.


     The undersigned, hereby certifies that he is the President and Secretary, of Life Medical Technologies, Inc., Delaware Corporation ("the Purchaser"), and further certify as follows:

     1. That the representations and warranties of the Purchaser contained in the Acquisition Agreement (the "Agreement"), by and among the Purchaser, Virtual Market Solutions.com, Inc. a Nevada corporation, and the Shareholders of Virtual Market Solutions.com, Inc. are true and correct at and as of the date hereof.

     2. The obligations and covenants of the Purchaser to be performed and observed on or before the Closing as defined in the Agreement, have been duly performed and observed.

     3. Except as otherwise disclosed in the Agreement, there has not occurred since the date thereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of the Purchaser or any event or condition of any character adversely affecting the Purchaser.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands effective the 8th day of June, 2000.


     LIFE MEDICAL TECHNOLOGIES, INC.


By:
     President